                                                                   EXHIBIT 10.2

           FIRST AMENDMENT TO SECOND AMENDED AND RESTATED MASTER LEASE

         THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED MASTER LEASE (this "First Amendment") is dated as of July 12, 2004 between MOVIEPLEX REALTY LEASING, L.L.C. (the "Landlord") and Carmike Cinemas, Inc. (the "Tenant");

                                   WITNESSETH:

         WHEREAS, the Landlord and the Tenant executed and delivered that certain Second Amended and Restated Master Lease, dated as of the 1st day of September, 2001 (the "Lease");

         WHEREAS, the Tenant has requested and the Landlord has agreed to certain amendments to the Lease, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Landlord and the Tenant hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Lease shall have the meaning assigned to such term in the Lease. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Lease shall from and after the date hereof refer to the Lease as amended hereby.

         2. Amendments to Article 2. Article 2 of the Lease hereby is amended by deleting the definitions of "Change of Control" and "Qualified Buyer", and adding the following new definitions in appropriate alphabetical sequence:

                  "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power (i) to vote 5% or more of the Securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

                  "Change of Control" means the occurrence of any of the following:

                  (i) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Tenant and its Subsidiaries taken as a whole to any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Principal, any Related Parties of Principal, PIA, any of PIA's officers or directors or any Affiliates of PIA (collectively, the "Permitted Holders"); or


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                  (ii) the adoption of a plan relating to the liquidation or dissolution of the Tenant; or

                  (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than a Permitted Holder or any direct or indirect Subsidiary of any Permitted Holder or any Permitted Group, becomes the beneficial owner, directly or indirectly, of more than 50% of the Capital Stock of the Tenant, measured by voting power rather than number of shares; or

                  (iv) any "change of control" or similar event under the Senior Subordinated Note Indenture.

                  "Exchange Act" means the Securities and Exchange Act of 1934, as amended from time to time, and any successor statute.

                  "Permitted Group" means any group of investors that is deemed to be a "person" (as that term is used in Section 13(d)(3) of the Exchange Act) by virtue of the Stockholders Agreement, as the same may be amended, modified or supplemented from time to time, provided that no single Person (other than the Principal and the Principal's Related Parties) beneficially owns (together with its Affiliates) more of the voting interest in the Capital Stock of the Tenant that is beneficially owned by such group of investors than is then collectively beneficially owned by the Principal and the Principal's Related Parties in the aggregate.

                  "PIA" means Goldman Sachs Group, Inc. and its Affiliates.

                  "Principal" means Michael W. Patrick.

                  "Related Parties" means (i) any controlling stockholder, 80% (or more) owned Subsidiary, or immediate family member (in the case of an individual) of the Principal; or (ii) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an 80% or more controlling interest of which consist of the Principal and/or such other Persons referred to in the immediately preceding clause (i).

                  "Securities" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other instruments or evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, commonly known as "securities" or any certificates of interest shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

                  "Senior Subordinated Notes Indenture" means the indenture dated February 4, 2004, as amended, pursuant to which the $150,000,000 Senior Subordinated Notes of the Tenant described therein and issued pursuant thereto, and any indenture pursuant to which such Senior Subordinated Notes are refinanced or replaced.

                  "Stockholders Agreement" means that certain Stockholders Agreement by and among the Tenant and the Principal, GS Capital Partners III, L.P., GS Capital Partners III Offshore, L.P., Goldman, Sachs & Co. Verwaltungs GmbH, Bridge Street Fund 1998, L.P., Stone Street fund 1998, L.P., The Jordan Trust, TJT(B), TJT(B) (Bermuda) Investment Company LTD, David W. Zalaznick and Barbara Zalaznick, as joint tenants, Leucadia Investors, Inc. and Leucadia National Corporation, date as of January 31, 2002, as amended.

         3. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Lease shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Tenant. The amendments contained herein shall be deemed to have both retrospective and prospective application, unless otherwise specifically stated herein.

         4. Ratification. The Tenant hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Lease effective as of the date hereof.


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

         5. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         6. Section References. Section titles and references used in this First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         7. No Default. To induce the Landlord to enter into this First Amendment, the Tenant hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Tenant arising out of or with respect to any of the Rent or other obligations of the Tenant owed to the Landlord under the Lease.

         8. Further Assurances. The Tenant agrees to take such further actions as the Landlord shall reasonably request in connection herewith to evidence the amendments herein contained to the Landlord.

         9. Governing Law. This First Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of New York.

         10. Attorneys' Fees and Expenses. Tenant agrees promptly upon receipt to pay the reasonable attorneys fees and expenses of Jones Day, as counsel for the Landlord and the Agent under the Reimbursement Agreement, in connection with preparation and negotiation of this First Amendment and all matters related hereto.

         11. Conditions Precedent. This First Amendment shall become effective only upon execution and delivery (including by facsimile) of (i) this First Amendment by the Landlord and the Tenant, (ii) the Consent Under Reimbursement Agreement and Trust Agreement attached hereto by the Agent and the Required Lenders under the Reimbursement Agreement and the Required Beneficiaries under the Trust Agreement referred to therein and (iii) the Consent and Reaffirmation of Guarantors attached hereto by each of the Guarantors.


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

         IN WITNESS WHEREOF, each of the Landlord and the Tenant has caused this First Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

WITNESS:                           LANDLORD:

                                      MOVIEPLEX REALTY LEASING, L.L.C.

                                      By:  MoviePlex Realty Leasing Trust,
                                           its sole member
                                           By: Bank of New York (assignee of
                                           and successor to BNY Asset Solutions,
                                           LLC), its Manager



/s/ Marla R. Littman                       By: /s/ Stephen K. O'Neal
-----------------------------                 ---------------------------------
Marla R. Littman                              Name:  Stephen K. O'Neal
                                              Title: Vice President


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

                                      TENANT:

ATTEST:                               CARMIKE CINEMAS, INC.



/s/ Anthony J. Rhead                      By: /s/ Martin A. Durant
-----------------------------                 ---------------------------------
                                              Name:  Martin A. Durant
                                              Title: Senior Vice President


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

            CONSENT UNDER REIMBURSEMENT AGREEMENT AND TRUST AGREEMENT

         Pursuant to (i) Section 5.05 of the Reimbursement Agreement, the "Agent" and the "Required Lenders" (as those terms are defined in the Reimbursement Agreement) and (ii) Section 4.1(b) of The MoviePlex Leasing Realty Trust Agreement, dated as of January 31,2002, as amended to date (as amended, the "Trust Agreement"), the "Required Beneficiaries" thereunder (as defined in the Trust Agreement), in each case, as identified as such below, hereby consent to the execution and delivery of the foregoing First Amendment to Second Amended And Restated Master Lease.

         This Consent under Reimbursement Agreement and Trust Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                                      THE BANK OF NEW YORK (assignee of and
                                      successor to BNY Asset Solutions, LLC),
                                      as Agent under the Reimbursement Agreement



                                      By: /s/ Stephen K. O'Neal
                                         --------------------------------------
                                      Name:  Stephen K. O'Neal
                                           ------------------------------------
                                      Title: Vice President
                                            -----------------------------------

                                      BNY MOVIEMARQUEE LLC, as a Lender under
                                      the Reimbursement Agreement and as a
                                      Beneficiary under the Trust Agreement



                                      By: /s/ Edward J. DeSalvio
                                         --------------------------------------
                                      Name: Edward J. DeSalvio
                                           ------------------------------------
                                      Title: Vice President
                                            -----------------------------------


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

                                      THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                      NEW YORK BRANCH as a Lender under the
                                      Reimbursement Agreement and as a
                                      Beneficiary under the Trust Agreement



                                      By: /s/ Tod Angus
                                         --------------------------------------
                                      Name: Tod Angus
                                           ------------------------------------
                                      Title: Vice President
                                            -----------------------------------


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

                                      GENERAL ELECTRIC CAPITAL CORPORATION as a
                                      Lender under the Reimbursement Agreement and as a Beneficiary under the Trust Agreement



                                      By: /s/ Robert M. Kadlick
                                         --------------------------------------
                                      Name: Robert M. Kadlick
                                           ------------------------------------
                                      Title: Duly Authorized Signatory
                                            -----------------------------------


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

                                      COMERICA BANK as a Lender under the
                                      Reimbursement Agreement and as a
                                      Beneficiary under the Trust Agreement



                                      By: /s/ Richard Hampson
                                         --------------------------------------
                                      Name: Richard C. Hampson
                                           ------------------------------------
                                      Title: Vice President
                                            -----------------------------------


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

                                      H/Z ACQUISITION PARTNERS LLC, as a Lender under the Reimbursement Agreement and as a Beneficiary under the Trust Agreement



                                      By: /s/ Perry A. Gruss
                                         --------------------------------------
                                      Name: Perry A. Gruss
                                           ------------------------------------
                                      Title: Chief Financial Officer
                                            -----------------------------------


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

                                      CITIGROUP FINANCIAL PRODUCTS as a Lender under the Reimbursement Agreement and as a Beneficiary under the Trust Agreement



                                      By: /s/ Paul Zingarini
                                         --------------------------------------
                                      Name: Paul Zingarini
                                           ------------------------------------
                                      Title: Director - Loan Trading
                                            -----------------------------------


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

                     CONSENT AND REAFFIRMATION OF GUARANTORS

         Each of the undersigned (i) acknowledges receipt of the foregoing First Amendment to Second Amended and Restated Master Lease, (ii) consents to the execution and delivery of the First Amendment to Second Amended and Restated Master Lease by the parties thereto and (iii) reaffirms all of its obligations and covenants under the Guaranty Agreement dated as of September 1, 2001 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the First Amendment to Second Amended and Restated Master Lease. This Consent and Reaffirmation of Guarantors may be executed in any number of counterparts and by different parties hereto in separate counterparts, and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.


WOODEN NICKEL PUB, INC.               MILITARY SERVICES, INC.



By: /s/ Martin A. Durant              By: /s/ Martin A. Durant
   -----------------------------         --------------------------------------
   Title: Martin A. Durant              Title: Martin A. Durant
          Senior Vice President                Senior Vice President

EASTWYNN THEATRES, INC.


By: /s/ Martin A. Durant
   -----------------------------
   Title: Martin A. Durant
          Senior Vice President


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